UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2023

QUALITY ONLINE EDUCATION GROUP INC.

(Exact name of registrant as speciﬁed in its charter)

Delaware	000-54013	42-1743717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

Unit 1, 60 Riviera Dr. Markham, Ontario, Canada	L3R 5M1
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code (647)776-8618

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Share	QOEG	OTC PINK

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2022 Quality Online Education Group Inc. (the “Company”) entered into a purchase agreement (the “Agreement”) dated on December 1, 2022 with Tianjin Zhipin Education Technology Co., Ltd (the “Seller”), relating to the sales of the education platform and courseware. The one-time purchase amounts are for the ownership of the education platform and courseware for USD $500,000 and USD $250,000, respectively.

A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Purchase agreement dated on December 1, 2022 between the Company and the Seller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2023	By:	/s/ XuYe Wu
	Name:	XuYe Wu
	Title:	Chief Executive Officer

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